                                                                       EXHIBIT 1

                                 $150,000,000

                        CONTINENTAL HOMES HOLDING CORP.

                            % Senior Notes due 2006

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   April  , 1996

SMITH BARNEY INC.
SALOMON BROTHERS INC

c/o  SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

     Continental Homes Holding Corp., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell
$150,000,000 aggregate principal amount of its   % Senior Notes due 2006 (the
"Notes") to the Underwriters named in Schedule I hereto (the "Underwriters"). The Notes will be guaranteed (the "Guarantees"), on a joint and several basis, by all of the Company's subsidiaries which are signatories hereto (the "Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities will be issued pursuant to the provisions of an Indenture to be dated as of April , 1996 (the "Indenture"), among the Company, the Guarantors and First Union National Bank, as Trustee (the "Trustee").

     The Company and the Guarantors wish to confirm as follows their agreement with you, in connection with the several purchases of the Securities by the Underwriters.
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     1.  Registration Statement and Prospectus.  The Company and the Guarantors
         -------------------------------------
have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement") relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. Any registration statement filed by the Company and the Guarantors pursuant to Rule 462(b) under the Act is referred to as the "Rule 462(b) Registration Statement," and after such filing the term Registration Statement shall include the Rule 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information

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contained in the prospectus filed with the Commission pursuant to Rule 424(b).
The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

     2.  Agreements to Sell and Purchase.  The Company hereby agrees, subject to
         -------------------------------
all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each

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Underwriter agrees, severally and not jointly, to purchase from the Company, at
a purchase price of    % of the principal amount thereof, the principal amount
of Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such principal amount of Securities increased as set forth in Section 10 hereof).

     3.  Terms of Public Offering.  The Company has been advised by you that the
         ------------------------
Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus.

     4.  Delivery of the Securities and Payment Therefor.  Delivery to the
         -----------------------------------------------
Underwriters of and payment for the Securities shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on April , 1996 (the "Closing Date"). The place of closing for the Securities and the Closing Date may be varied by agreement between you and the Company.

     The Securities will be delivered to you for the accounts of the Underwriters against payment of the purchase price therefor by wire transfer of immediately available funds to the Company and registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Securities to be delivered to the Underwriters shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing

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Date.

     5.  Agreements of the Company and the Guarantors.  The Company and each of
         --------------------------------------------
the Guarantors, jointly and severally, agree with the Underwriters as follows:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or any Rule 462(b) Registration Statement to be declared effective before the offering of the Securities may commence, the Company and the Guarantors will endeavor to cause any such registration statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when any such registration statement or such post-effective amendment has become effective.

     (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which, in each case, makes any statement of a material fact made in the Registration

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Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (c) The Company will furnish to you, without charge (i) three signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iii) such number of copies of the Indenture and of the Incorporated Documents, without exhibits, as you may request, and (iv) three copies of the exhibits to the Incorporated Documents.

     (d) The Company and the Guarantors will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

     (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company and the Guarantors consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

     (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company and each of the Guarantors consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the

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Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Underwriters, agree that the Prospectus should be amended or supplemented before the Closing Date, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

     (g) The Company and the Guarantors will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company or any Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or to taxation in any jurisdiction where it is not now so subject.

     (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     (i) So long as any of the Securities are outstanding, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may request.

     (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

     (k) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

     (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

     6.  Representations and Warranties of the Company and the Guarantors.  The
         ----------------------------------------------------------------
Company and each of the Guarantors, jointly and severally, represent and warrant to each Underwriter that:

     (a) The Prepricing Prospectus, dated March 28, 1996, included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

     (b) The Company and the Guarantors have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, any Rule 462(b) Registration Statement in the form in which it becomes effective, and the Prospectus (and any supplement or amendment thereto) when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with (i) information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein, or (ii) the Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed during the period a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer will, when they are filed, comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed during the period a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (d) The financial statements of the Company and its subsidiaries set forth in the Registration Statement

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and Prospectus (and any amendment and supplement thereto) fairly present in all material respects the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

          (e) The Company and each of its subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim. Except for the Company's 6-7/8% Convertible Subordinated Notes due November 2002 and options to purchase common stock granted pursuant to the Company's stock option plans, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other

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equity interest in the Company or any of its subsidiaries.

          (f) All of the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and all other equity securities of the Company have been duly authorized and are validly issued, fully paid and non-assessable. The stockholders of the Company have no preemptive rights with respect to the Common Stock. No person has any rights to the registration of securities by reason of the Company's filing the Registration Statement with the Commission or otherwise.

          (g) Except as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, and there has not been any material change, on a consolidated basis, in the capital stock, current liabilities or long-term obligations of the Company and its subsidiaries taken as a whole, or any material adverse change, in the condition (financial or other), business, net worth, results of operations or properties of the Company and its subsidiaries taken as a whole.

          (h) Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is in violation, and, to the best knowledge of the Company, no director, officer, or employee of the Company or any of its subsidiaries is in violation, of any law, ordinance,

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administrative or governmental rule or regulation or court decree (including, without limitation, any relating to environmental regulation) applicable to it or them, and there is not pending or, to the knowledge of the Company, threatened any action, suit, or proceeding (including, without limitation, any relating to environmental regulation) to which the Company or any of its subsidiaries is a party, or, to the best knowledge of the Company, to which any director, officer or employee of the Company is a party, before or by any court or governmental agency or body, that in either case might result in any material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries taken as a whole, or might materially and adversely affect the properties or assets thereof.

          (i) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to the Incorporated Documents by the Act or the Exchange Act and the rules and regulations thereunder that have not been so filed.

          (j) Each of this Agreement and the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and each is a legal, valid and binding agreement of the Company and each Guarantor enforceable in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and (b) with respect to this Agreement, as rights to

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indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws.

          (k) The Indenture has been duly qualified under the 1939 Act, complies with the applicable provisions of the 1939 Act and conforms in all material respects to the description thereof in the Registration Statement and the Prospectus.

          (l) The Securities will conform in all material respects to the description thereof in the Registration Statement and the Prospectus. The Securities have been duly authorized by the Company and each of the Guarantors, as applicable, and, when executed and authenticated in accordance with the Indenture and delivered to you against payment therefor in accordance with the terms hereof and the Indenture, will have been validly issued and delivered and will constitute valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with their terms, except as such enforcement may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (m) The performance of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them

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is bound or to which any of the property of the Company or any of its subsidiaries is subject, the charter or bylaws of the Company or any of its subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, which breach, violation or default, with respect to any such agreement or instrument, would have a material adverse effect on the condition (financial or other), business, net worth, results of operations or properties of the Company and its subsidiaries taken as a whole; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as may be required under the Act or state securities or Blue Sky laws; and the Company and each of the Guarantors has full corporate power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and the Indenture.

          Neither the Company nor any Guarantor has taken nor will take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (n) The Company and each of its subsidiaries has all material governmental licenses, certificates, permits, authorizations, approvals, franchises or other rights necessary to engage in the business currently conducted by it as described in the Prospectus, except such as may be necessary for the development of and construction on specific properties or as do not materially adversely affect the condition (financial or other), business, net worth, results of operations or properties of the Company and its subsidiaries taken as a whole, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such license, certificate, permit, authorization, approval, franchise or right.

          (o) Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms and provisions of, or in default under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the property of the Company or any of its subsidiaries is subject, which breach, violation or default would have a material adverse effect on the condition (financial or other), business, net worth, results of operations or properties of the Company and its subsidiaries taken as a whole.

          (q) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (r) The Company has complied with all provisions of Florida Statutes,
(S)517.075, relating to issuers doing business in Cuba.

          (s) The Offer to Purchase and Consent Solicitation Statement, including, the documents incorporated by reference, the Consent and Letter of Transmittal and consent to the Proposed Amendment, and any other documents, materials or filings (collectively, as amended or supplemented from time to time, the "Offer and Solicitation Materials") relating to the Company's offer to purchase for cash all of the Company's 12% Senior Notes due 1999 and the solicitation by the Company of consents from holders of such Notes to a proposed amendment to the indenture governing such Notes, did not, as of their date, and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          7.   Indemnification and Contribution.  (a) The Company and each of
               --------------------------------
the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company and the Guarantors, such Underwriter or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company or the Guarantors and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company or the Guarantors by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company or the Guarantors shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company and the Guarantors shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company and the Guarantors agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, their officers who sign the Registration Statement, and any person who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, the Guarantors any of their directors, any such officer, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, the Guarantors, their directors, any such officer, and any such controlling person, shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in Schedule I hereto (or such principal amounts of Securities increased as set forth in Section 10 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7, the agreements of the Company and the Guarantors set forth in this Agreement and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, the Guarantors, their directors or officers or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, the Guarantors, their directors or officers, or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

          8.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the

Securities hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or the Rule 462(b) Registration Statement to be declared effective before the offering of the Securities may commence, the registration statement or such post-effective amendment and such Rule 462(b) Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement or the Rule 462(b) Registration Statement, if any, shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the staff of the Commission.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, not contemplated by the Prospectus, which in your opinion, as Underwriters, would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company or involving any of its subsidiaries which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Underwriters of the Underwriters, materially adversely affect the market for the Securities.

          (c) You shall have received on the Closing Date, an opinion of Cahill Gordon & Reindel, counsel for the Company, dated the Closing Date and addressed to you, as Underwriters, to the effect that:

          (i) Each of the Company and each of its subsidiaries incorporated in the State of Delaware (each a "Delaware Guarantor") has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation; has all requisite corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which such counsel has been advised it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the business, net worth, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each such Guarantor have been duly autho-rized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel (except as otherwise stated in the Registration Statement), are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim; and to the knowledge of such counsel, except for the Company's 6-7/8% Convertible Subordinated Notes due November 2002 and options to purchase common stock granted pursuant to the Company's stock option plans, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries;

          (ii) All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable;

          (iii) Based solely on telephonic advice from the Commission, the Registration Statement and any Rule 462(b) Registration Statement have become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b); and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement have been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

          (iv) The Registration Statement when it became effective, any Rule 462(b) Registration Statement when it became effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, appeared to comply as to form in all material respects with the requirements of the Act; and the Incorporated Documents, when they were filed with the Commission under the Exchange Act, appeared to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder (it being understood that such counsel need express no opinion as to the financial statements or other financial and statistical data included in any of the documents mentioned in this clause and as to the Statement of Eligibility on Form T-1);

          (v) There is no statute or contract or other document known to such counsel of a character required to be described in the Registration Statement, the Prospectus or the Incorporated Documents or to be filed as an exhibit to the Registration Statement or the Incorporated Documents, which is not described or filed as required;

          (vi) The Company and each Delaware Guarantor have corporate authority to enter into this Agreement and the Indenture and to issue the Securities.
Each of this Agreement and the Indenture has been duly authorized, executed and delivered by the Company and each Delaware Guarantor. Assuming due authorization, execution and delivery by the parties thereto other than the Company and any Delaware Guarantor, each of this Agreement and the Indenture is the legal, valid and binding obligation of the Company and each Guarantor, enforceable against it in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' and debtors' rights and remedies generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) rights to indemnification and contribution under this Agreement may be limited by Federal and state securities laws or the policies underlying such laws;

          (vii) The Indenture has been duly qualified under the 1939 Act and conforms in all material respects to the description thereof in the Registration Statement and the Prospectus;

          (viii) The Securities conform in all material respects to the description thereof in the Prospectus. The Securities have been duly authorized by the Company and each Delaware Guarantor and, when executed and authenticated in accordance with the terms of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been validly issued and delivered by the Company and each Delaware Guarantor. Assuming due authorization, execution and delivery by the parties thereto other than the Company and the Delaware Guarantors, each of this Agreement and the Indenture will constitute valid and binding obligations of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' and debtors' rights and remedies generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

          (ix) The execution and delivery of this Agreement, the Indenture and the Securities, the performance of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which the Company or any Delaware Guarantor is a party or by which it is bound or to which any of the property of the Company or any Delaware Guarantor is subject, the Company's charter or by-laws, the charter or by-laws of any Delaware Guarantor or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any Delaware Guarantor or any of their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities by the Company and the Delaware Guarantors, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters;

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company, your representatives and representatives of your counsel at which the contents of the Offer and Solicitation Materials, the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offer and Solicitation Materials, Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention that lead them to believe either that the Registration Statement or any Rule 462(b) Registration Statement, at the time they became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offer and Solicitation Materials and the Prospectus, as of their respective dates and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel is not requested to and need not express any comment with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Offer and Solicitation Materials, the Registration Statement or Prospectus and the Statement of Eligibility on Form T-1).

          (d) You shall have received on the Closing Date, an opinion of Timothy
C. Westfall, Esq., general counsel to the Company, dated the Closing Date and addressed to you, as Underwriters, to the effect that:

          (i) Each of the Company's subsidiaries incorporated in the State of Arizona (each an "Arizona Guarantor") has been duly incorporated and is an existing corporation in good standing under the laws of the State of Arizona; has all requisite corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the business, net worth, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each Arizona Guarantor have been duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim, and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Arizona Guarantors;

          (ii) There are no legal or governmental proceedings pending or threatened to which the Company or any Arizona Guarantor is a party or to which any of its property or assets is subject, including ordinary routine litigation incidental to its business, which are, considered in the aggregate, likely to result in any material adverse effect on the business, properties, net worth, financial position or results of operations of the Company and its subsidiaries taken as a whole;

          (iii) Each Arizona Guarantor has corporate authority to enter into this Agreement and the Indenture and to issue its Guarantee. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by each Arizona Guarantor

          (iv) The Guarantees of the Arizona Guarantors have been duly authorized by the Arizona Guarantors and, when the Securities are executed and authenticated in accordance with the terms of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been validly issued and delivered;

          (v) The execution and delivery of this Agreement, the Indenture and the Guarantees by the Arizona Guarantors and the performance of this Agreement, the Indenture and the Guarantees and the consummation of the transactions herein and therein contemplated by the Arizona Guarantors, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which any Arizona Guarantor is a party or by which it is bound or to which any of the property of any Arizona Guarantor is subject, any Arizona Guarantor's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Arizona Guarantor or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Arizona Guarantors of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters.

          (e) You shall have received on the Closing Date, an opinion of Christopher J. Chambers, Esq., general counsel to L&W Investments, dated the Closing Date and addressed to you, as Underwriters of the Underwriters, to the effect that:

          (i) L&W Investments, Inc., a California corporation and a wholly-owned subsidiary of the Company ("L&W"), is a corporation duly organized and validly existing under the laws of the State of California and has the power and authority to engage in its business as currently conducted;

          (ii) L&W has corporate authority to enter into this Agreement and the Indenture and to issue its Guarantee. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by L&W;

          (iii) L&W's Guarantee has been duly authorized by L&W and, when the Securities are executed and authenticated in accordance with the terms of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been validly issued and delivered;

          (iv) The execution and delivery of this Agreement, the Indenture and its Guarantee by L&W and the performance of this Agreement, the Indenture and its Guarantee and the consummation of the transactions herein and therein contemplated by L&W, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which L&W is a party or by which it is bound or to which any of the property of L&W is subject, L&W's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over L&W or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by L&W of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters.

          (f) You shall have received on the Closing Date, an opinion of Terry
E. Mitchell, Esq., general counsel to Milburn Investments, Inc., dated the Closing Date and addressed to you, as Underwriters of the Underwriters, to the effect that:

          (i) Milburn Investments, Inc., Continental Homes of Texas, Inc., Miltex Management, Inc., Homeco, Inc., Travis County Title Company, Acheter, Inc., R.O.S. Corporation and Settlement Corporation, each a Texas corporation and a wholly-owned subsidiary of the Company, Miltex Financial IV General Partnership and Miltex Mortgage of Texas Limited Partnership, each a Texas partnership (each a "Texas Guarantor"), are corporations or partnerships, as applicable, duly organized and validly existing under the laws of the State of Texas and have the power and authority to engage in their businesses as currently conducted; [all of the out-standing shares of capital stock of each Texas Guarantor which is a Texas corporation have been duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim, and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Texas Guarantors;]

          [(ii) There are no legal or governmental proceedings pending or threatened to which the Company or any Texas Guarantor is a party or to which any of its property or assets is subject, including ordinary routine litigation incidental to its business, which are, considered in the aggregate, likely to result in any material adverse effect on the business, properties, net worth, financial position or results of operations of the Company and its subsidiaries taken as a whole;]

          (iii) Each Texas Guarantor has authority (corporate or other) to enter into this Agreement and the Indenture and to issue its Guarantee. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by each Texas Guarantor;

          (iv) The Guarantees of the Texas Guarantors have been duly authorized and, when the Securities are executed and authenticated in accordance with the terms of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been validly issued and delivered ;

          (v) The execution and delivery of this Agreement, the Indenture and the Guarantees by the Texas Guarantors and the performance of this Agreement, the Indenture and the Guarantees and the consummation of the transactions herein and therein contemplated by the Texas Guarantors, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which any Texas Guarantor is a party or by which it is bound or to which any of the property of any Texas Guarantor is subject, any Texas Guarantor's charter, by-laws, partnership agreement or other constituent document, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Texas Guarantor or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Texas Guarantors of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters;

          (g) You shall have received on the Closing Date, an opinion of Davis & Ceriani, P.C., counsel to CH Mortgage Company, dated the Closing Date and addressed to you, as Underwriters of the Underwriters, to the effect that:

          (i) CH Mortgage Company, a Colorado corporation and a wholly-owned subsidiary of the Company ("CH Mortgage"), is a corporation duly organized and validly existing under the laws of the State of Colorado and has the power and authority to engage in its business as currently conducted;

          (ii) CH Mortgage has corporate authority to enter into this Agreement and the Indenture and to issue its Guarantee. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by CH Mortgage;

          (iii) CH Mortgage's Guarantee has been duly authorized by CH Mortgage and, when the Securities are executed and authenticated in accordance with the terms of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been validly issued and delivered;

          (iv) The execution and delivery of this Agreement, the Indenture and its Guarantee by CH Mortgage and, the performance of this Agreement, the Indenture and its Guarantee and the consummation of the transactions herein and therein contemplated by CH Mortgage and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which CH Mortgage is a party or by which it is bound or to which any of the property of CH Mortgage is subject, CH Mortgage's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over CH Mortgage or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by CH Mortgage of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters.

          (h) You shall have received on the Closing Date, an opinion of Salomon, Kanner, Damian & Rodriguez, P.A., counsel to Continental Homes of Florida, Inc., dated the Closing Date and addressed to you, as Underwriters of the Underwriters, to the effect that:

          (i) Continental Homes of Florida, Inc., a Florida corporation and a wholly-owned subsidiary of the Company ("CH Florida"), is a corporation duly organized and validly existing under the laws of the State of Florida and has the power and authority to engage in its business as currently conducted;

          (ii) CH Florida has corporate authority to enter into this Agreement and the Indenture and to issue its Guarantee. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by CH Florida;

          (iii) CH Florida's Guarantee has been duly authorized by CH Florida and, when the Securities are executed and authenticated in accordance with the terms of the Indenture and delivered;

          (iv) The execution and delivery of this Agreement, the Indenture and its Guarantee, by CH Florida and the performance of this Agreement, the Indenture and its Guarantee and the consummation of the transactions herein and therein contemplated by CH Florida, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any material agreement or instrument known to such counsel to which CH Florida is a party or by which it is bound or to which any of the property of CH Florida is subject, CH Florida's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over CH Florida or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by CH Florida of the transactions contemplated by this Agreement or the Indenture in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and such as may be required under state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters.

          (i) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, dated the Closing Date and addressed to you, as Underwriters of the Underwriters, with respect to the matters referred to in clauses (iii), (iv), (vi) through (viii) and (x) of the foregoing paragraph (c) and such other related matters as you may request.

          (j) You shall have received letters addressed to you, as Underwriters of the Underwriters, and dated the date hereof and the Closing Date from Arthur Andersen LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (k) (i) No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, if any, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company or its subsidiaries (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole; (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company and the Chief Financial Officer of each of the Guarantors (or such other officers as are acceptable to you), to the effect set forth in this Section 8(k) and in Section 8(l) hereof.

          (l) The Company and the Guarantors shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (m) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities of the Company, or (ii) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

          (n) The Company and the Guarantors shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          (o) The Securities have been authorized for listing on the New York Stock Exchange, Inc., subject to notice of issuance.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Company or the Guarantors and delivered to you, as Underwriters of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or the Guarantors to each Underwriter as to the statements made therein.

          9.   Expenses.  The Company agrees to pay the following costs and
               --------
expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Indenture and the Statement of Eligibility of the Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Indenture and the preparation, printing, authentication, issuance and delivery of the Securities, including any stamp taxes in connection with the original issuance of the Securities; (iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on the New York Stock Exchange, Inc. and the registration of the Securities under the Exchange Act; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the fees and expenses of the Trustee; (ix) the fees and expenses associated with obtaining ratings for the Securities from nationally recognized statistical rating organizations; (x) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (xi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

          10.  Effective Date of Agreement.  This Agreement shall become
               ---------------------------
effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or any Rule 462(b) Registration Statement to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of any such registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Underwriters of the Underwriters, by notifying the Company.

          If either of the Underwriters shall fail or refuse to purchase the Securities which it is obligated to purchase on the Closing Date, and arrangements satisfactory to the non-defaulting Underwriter and the Company for the purchase of such Securities by the non-defaulting Underwriter or by another party or parties satisfactory to the non-defaulting Underwriter and the Company are not made within thirty-six (36) hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of such default under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not identified in this Agreement who purchases Securities which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          11.  Termination of Agreement.  This Agreement shall be subject to
               ------------------------
termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Guarantors by notice to the Company, if prior to the Closing Date, (i) trading in the Common Stock of the Company shall be suspended or subject to any restriction or limitation not in effect on the date of this Agreement; (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (iii) a general moratorium on commercial banking activities in New York or Arizona shall have been declared by either federal or state authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Securities by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          12.  Information Furnished by the Underwriters.  The statements set
               -----------------------------------------
forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

          13.  Miscellaneous.  Except as otherwise provided in Sections 5, 10
               -------------
and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or the Guarantors, at the office of the Company at 7001 N. Scottsdale Road, Suite 2050,

Scottsdale, Arizona 85253, Attention: Donald R. Loback, Chief Executive Officer, with a copy to: Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: John P. Mitchell, Esq.; or (ii) if to you, as Underwriters of the Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, Attention: Vincent Pisano.

          This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Guarantors, their respective directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

          14.  Applicable Law; Counterparts.  This Agreement shall be governed
               ----------------------------
by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.


                         Very truly yours,


                         CONTINENTAL HOMES HOLDING CORP.


                         By ........................
                              Chairman of the Board


                         ACHETER, INC.


                         By ........................
                                     (Title)


                         CH MORTGAGE COMPANY


                         By ........................
                                     (Title)


                         CHI CONSTRUCTION COMPANY


                         By ........................
                                     (Title)


                         CHI FINANCE CORP.


                         By ........................
                                     (Title)


                         CONTINENTAL HOMES, INC.


                         By ........................
                                     (Title)

                         CONTINENTAL HOMES OF
                           FLORIDA, INC.


                         By ........................
                                     (Title)


                         CONTINENTAL HOMES OF TEXAS, INC.


                         By ........................
                                     (Title)


                         KDB HOMES, INC.


                         By ........................
                                     (Title)


                         L&W INVESTMENTS INC.


                         By ........................
                                     (Title)


                         MILBURN INVESTMENTS, INC.


                         By ........................
                                     (Title)


                         MILTEX FINANCIAL IV GENERAL
                           PARTNERSHIP


                         By ........................
                                     (Title)

                         MILTEX MANAGEMENT, INC.


                         By ........................
                                     (Title)


                         MILTEX MORTGAGE OF TEXAS
                           LIMITED PARTNERSHIP


                         By ........................
                                     (Title)


                         RANCHO CARILLO, INC.


                         By ........................
                                     (Title)


                         R.O.S. CORPORATION


                         By ........................
                                     (Title)


                         SETTLEMENT CORPORATION


                         By ........................
                                     (Title)

                         TRAVIS COUNTY TITLE COMPANY


                         By ........................
                                     (Title)


Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.

SALOMON BROTHERS INC


As Underwriters


By SMITH BARNEY INC.


By ..........................
       Managing Director

                                   SCHEDULE I


                        CONTINENTAL HOMES HOLDING CORP.


                                            Principal Amount
Underwriter             of Securities
- -----------           ----------------------

Smith Barney Inc. .........................
Salomon Brothers Inc ......................

                                             ____________

                            Total.....       ____________